UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 19, 2012

ACCELERATED ACQUISITIONS XIII, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54058	27-2787135
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

1840 Gateway Drive, Suite 200, Foster City, California	94404
Address of Principal Executive Offices	Zip Code

Registrant’s Telephone Number, Including Area Code: (650) 283-2653

N/A
Former Address of Principal Executive Offices

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 19, 2012, the Company filed a Certificate of Amendment of its Certificate of Incorporation with the Secretary of State of the State of Delaware pursuant to which the Company changed its name from Accelerated Acquisitions XIII, Inc. to Sowa Jisho International Inc.

ITEM 9.01.	EXHIBITS

(d)	Exhibits

Number	Description

10.1	Certificate of Amendment of its Certificate of Incorporation dated January 19, 2012, by Accelerated Acquisitions XIII, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2012.

ACCELERATED ACQUISITIONS XIII, INC.

/s/ Katsumi Niisaka
Katsumi Niisaka
President